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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 23, 2003
                            WAYPOINT FINANCIAL CORP.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                          0-22399                  25-1872581
------------                          -------                  ----------
(State or Other Jurisdiction   (Commission File No.)        (I.R.S. Employer
of Incorporation)                                          Identification No.)



235 N. Second Street, Harrisburg, PA                              17101
------------------------------------                              -----
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:  (717) 236-4041



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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ITEMS 1, 2, 3, 4 AND 6:    Not Applicable

ITEM 5. Waypoint Financial Announces Third Quarter Results and Declares Regular Quarterly Cash Dividend; Also Announces Planned Restatement of Previously Reported Financial Statements

ITEM 7.           Financial Statements, Pro Forma Financial Information, and
                  ----------------------------------------------------------
                  Exhibits
                  --------

                  A.       Exhibit 99.1 - Press Release
                                          -------------

ITEM 8 - 11       Not Applicable

ITEM 12.          See Item 5 and the Press Release filed as Exhibit 99.1






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                  WAYPOINT FINANCIAL CORP.



DATE:  October 23, 2003                 By: S// David E. Zuern
                                            ------------------
                                                David E. Zuern
                                                President
                                                Chief Executive Officer